2 Quarter 2011 Earnings Conference July 11, 2011 Exhibit 99.2 nd

Cautionary Statement
rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation and on our website at www.alcoa.com under the “Invest” section.  Any reference during the discussion today to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix and on our website.
Forward-Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include those containing such words as “estimates,”
“expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning.  All statements that reflect Alcoa’s expectations, assumptions, or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand for aluminum, aluminum end-market growth, aluminum consumption rates, or other trend projections, targeted financial results or operating performance, and statements about Alcoa’s strategies, targets, outlook, and business and financial prospects.  Forward-looking statements are subject to a number of known and unknown risks, uncertainties, and other factors and are not guarantees of future performance.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b) unfavorable changes in general business and economic conditions, in the global financial markets, or in the markets served by Alcoa, including automotive and commercial transportation, aerospace, building and construction, distribution, packaging, oil and gas, defense, and industrial gas turbine; (c) the impact of changes in foreign currency exchange rates on costs and results, particularly the
Australian dollar, Brazilian real, Canadian dollar, Euro, and Norwegian Kroner; (d) increases in energy costs, including electricity, natural gas, and fuel oil, or the unavailability or interruption of energy supplies; (e) increases in the costs of other raw materials, including caustic soda and carbon products; (f) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curve and increasing revenues in its Flat-Rolled Products and Engineered Products and Solutions segments), anticipated from its productivity improvement, cash sustainability and other initiatives; (g) Alcoa’s inability to realize expected benefits from newly constructed, expanded or acquired facilities or from international joint ventures as planned and by targeted completion dates, including the joint venture in Saudi Arabia or the upstream operations in Brazil; (h) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, or other events beyond Alcoa’s control; (i) the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (j) the business or financial condition of key customers, suppliers, and business partners; (k) changes in tax rates or benefits; and (l) the other risk factors summarized in Alcoa’s Form 10-K for the year ended December 31, 2010, Form 10-Q for the quarter ended March 31, 2011, and other reports filed with the Securities and Exchange
Commission (SEC).  Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.
Non-GAAP Financial Measures
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP).  Certain of these data are considered
“non-GAAP financial measures” under SEC rules.  These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure.  Reconciliations to the most directly comparable GAAP financial measures and management’s

Chuck McLane Executive Vice President and Chief Financial Officer

Q2 2011 – Giving A Success Story Its Due

$ Millions (except per share and /MT amounts)
2Q’10 1Q’11 2Q’11
YOY
Change
Sequential
Change
Alumina
3  Party Sales
$701 $810 $926 32% 14%
ATOI $94 $142 $186 98% 31%
Adjusted EBITDA/MT
$61 $71 $81 33% 14%
Primary Metals
3  Party Sales
$1,710 $1,980 $2,145 25% 8%
ATOI $109 $202 $201 84% 0%
Adjusted EBITDA/MT
$280 $438 $422 51% -4%
Flat-Rolled Products
3   Party Sales
$1,574 $1,892 $2,085 32% 10%
ATOI $71 $81 $99 41% 23%
Adjusted EBITDA/MT $361 $368 $393 9% 7%
Engineered Products & Solutions
3   Party Sales $1,122 $1,247 $1,370 22% 10%
ATOI
$107 $130 $149 39% 15%
Adjusted EBITDA Margin 17% 18% 19% 10% 3%
Consolidated Alcoa Inc.
Sales $5,187 $5,958 $6,585 27% 11%
Income from Continuing Operations*
$139 $317 $364 162% 15%
Earnings per Share* $0.13 $0.28 $0.32 146% 14%
Record
Record
*Excluding  impact of restructuring and other special items See appendix for reconciliations to GAAP and additional information
Record
Record
rd
rd
rd
rd

2    Quarter 2011 Financial Highlights
Income from Continuing Operations
of $326 million, or
$0.28 per share;
Excluding impact of restructuring and other special items, income from continuing operations of
$364 million, or $0.32 per share, up 14%
sequentially and
up 146%
from second quarter 2010
Revenue up 11%
sequentially and
up 27%
versus second quarter 2010
Adjusted EBITDA
of $1.0
billion,
up 9%
sequentially and
up 44%
from second
quarter 2010
Alumina: $81 Adjusted EBITDA/MT, 23% better than ten-year average of $66/MT
Primary Metals: $422 Adjusted EBITDA/MT, 8% better than ten-year average of
$390/MT
Flat-Rolled Products: $393 Adjusted EBITDA/MT was record result
Engineered Products & Solutions: 19% Adjusted EBITDA margin was record result
Days Working Capital
six days lower than second quarter 2010
Debt to Capital of
32.6%,
100 basis points lower sequentially
Net debt balance reduced by $319 million, extended debt maturity profile

See appendix for reconciliations to GAAP and additional information nd

Income Statement Summary
$ Millions (except per share amounts)
2Q’10 1Q’11 2Q’11
YOY
Change
Sequential
Change
Sales $5,187 $5,958 $6,585 $1,398 $627
Cost of Goods Sold $4,210 $4,715 $5,247 $1,037 $532
COGS % Sales 81.2% 79.1% 79.7% (1.5 % pts.) 0.6 % pts.
Selling, General Administrative, Other $208 $245 $253 $45 $8
SGA % Sales 4.0% 4.1% 3.8% (0.2 % pts.) (0.3 % pts.)
Restructuring and Other Charges $30 $6 $34 $4 $28
Effective Tax Rate 25.0% 27.3% 26.3% 1.3 % pts. (1.0 % pts.)
Income from Continuing Operations $137 $309 $326 $189 $17
Income Per Diluted Share $0.13 $0.27 $0.28 $0.15 $0.01

Restructuring and Other Special Items
$ Millions (except per share amounts)
2Q’10 1Q’11 2Q’11
Income from Continuing Operations $137 $309 $326
Income Per Diluted Share $0.13 $0.27 $0.28
Restructuring Related ($20) ($5) ($16)
Acquisition costs - ($8) -
Discrete Tax Items $16 - -
Mark-to-Market Derivatives $22 $5 $10
Labor Negotiations ($13) - -
Debt Tender Offer - - ($32)
Rockdale Luminant Litigation ($7) - -
Special Items ($2) ($8) ($38)
Income from Continuing Operations excl Special Items $139 $317 $364
Income per Diluted Share excluding Special Items $0.13 $0.28 $0.32

See appendix for reconciliations to GAAP and additional information

2
nd
Quarter 2011 vs. 1
st
Quarter 2011 Earnings Bridge
Income from Continuing Operations excluding Restructuring & Other Special Items ($ millions)
8
Income from Continuing Operations excluding Restructuring & Other Special Items ($ millions)
+$32
+$87 -$72
See appendix for reconciliations to GAAP and additional information
$317
$72
$40
$41
$20
$26
$15
$43
$14
$364
1Q11 LME Currency Volume Restarts Productivity Energy
Raw
Materials
Other 2Q11

2Q 10 1Q 11 2Q 11
Production (kmt) 3,890 4,024 4,144
3
rd
Party Shipments (kmt) 2,264 2,206 2,378
3
rd
Party Revenue ($ Millions) 701 810 926
ATOI ($ Millions) 94 142 186
Alumina Segment Results and Outlook
2
nd
Quarter Results
3
rd
Quarter Outlook
2
nd
Quarter Business Highlights
9
Record quarterly
production,
shipments and
revenues
Realized third-party alumina price up 7%
Continued improvement in Adjusted
EBITDA/MT,
reaching $81
Highest ATOI since Q3 2008
Days working capital down 10 days from
Q2 2010
Negative currency impact of $27 million primarily
driven by Australian dollar
Higher fuel oil and caustic prices
20% of 3
rd
party shipments on spot or prior-
month indexed basis
Other pricing to follow two-month lag on LME
Production projected to increase 85 kmt
Energy,  caustic
and other raw materials inflation
to persist
2
nd
Quarter Performance Bridge
$ Millions
See appendix for reconciliations to GAAP and additional information

Alumina Segment Cost Structure and
Sensitivity
Refining Cost Structure
1 CMAI - Caustic Soda Average Acquisition - FOB USGC ($/D) 2 Bloomberg Daily Average - Gulf Coast 3% Sulfur Fuel Oil ($/bbl)
3 NYMEX ($/mm BTU) 4 Natural gas information corresponds to Point Comfort, as Australia is priced on a rolling 16 quarter average
LME Cash
Caustic Soda Index
1
Index Prices Aluminum $ / MT
Fuel Oil Index
2
Natural Gas
3
Inventory
flow
Input Cost
Pricing
convention
Annual ATOI
Sensitivity
Fuel oil
1 – 2 months Prior month
$4m per
$1/bbl
Natural gas N/A
Spot
4
$16m per
$1/GJ
4
Caustic
soda
3 - 6 months
Spot & semi-
annual
$9m per
$10/DMT

2Q 10 1Q 11 2Q 11
Production (kmt) 893 904 945
3
rd
Party Shipments (kmt) 699 698 724
3
rd
Party Revenue ($ Millions) 1,710 1,980 2,145
3
rd
Party Price ($/MT) 2,309 2,682 2,830
ATOI ($ Millions) 109 202 201
Primary Metals
2
nd
Quarter Results
2
nd
Quarter Business Highlights
3rd Quarter Outlook
11
Production up 5% driven by U.S. restarts
Realized pricing up 6% sequentially
Adjusted EBITDA/MT of $422, $32 better than 10
-year average
Days working capital down 4 days from Q2 2010
Productivity benefits continue
Restarts at U.S. locations turn profitable
Negative currency impact in regions outside U.S.
Higher raw material costs
Structural increase in European energy costs
Pricing to follow 15-day lag to LME
30 kmt higher production volume led by U.S.
region
Continued productivity benefits as the U.S.
restarts deliver full quarter benefit
Coke and pitch inflation to persist
$33 million additional energy costs largely due
to structural increase in European energy
2nd Quarter Performance Bridge
$ Millions
See appendix for reconciliations to GAAP and additional information

Smelting Cost Structure
1 PACE - CPC USGC (PACE MidPoint 2 Platts Alumina Index
3 Pitch – Pace Coal Tar Pitch (Liquid) Mid-Point
LME Cash
Index Prices Aluminum $ / MT
CPC Index
1
Alumina Index
2
Liquid Pitch Index
3
Input
Cost
Inventory
flow
Pricing
convention
Annual
ATOI
Sensitivity
Coke 1 - 2 months
Spot, quarterly &
semi-annual
$9m per
$10/MT
Pitch
$2.5m per
$10/MT
1 - 2 months
Spot, quarterly &
semi-annual
Primary Metals Segment Cost Structure and Sensitivity

3    Quarter Outlook
2    Quarter Business Highlights 2    Quarter Results
ATOI  $ Millions 2Q 10 1Q 11 2Q 11
Flat-Rolled Products,
excl Russia, China & Other
71 84 86
Russia, China & Other 0 (3) 13
Total ATOI 71 81 99
Record
ATOI,
Adjusted EBITDA and adjusted
EBITDA/MT,
led by volume increases
Significant improvements in Russia and China
on top-line, bottom-line and productivity
Days working capital down 1 day from Q2 2010
Progress toward 2013 $2.5 billion incremental
revenue target, 45 to 60% during 2011
Continued productivity improvements
Seasonal demand and strong end markets
Aero and commercial transportation demand
remains strong
Additional productivity gains expected
Seasonal impact from summer plant shutdowns,
with volume impact similar to prior years
Russia demand to remain
strong,
however
China demand growth slowing
2    Quarter Performance Bridge
$ Millions
Flat-Rolled Products
See appendix for reconciliations to GAAP and additional information nd
nd
nd
rd

$ Millions 2Q 10 1Q 11 2Q 11
3    Party Revenue 1,122 1,247 1,370
ATOI 107 130 149
Adjusted EBITDA Margin 17% 18% 19%
Engineered Products and Solutions
14
2    Quarter Performance Bridge
$ Millions
2    Quarter Business Highlights 2    Quarter Results
22% revenue growth from Q2 2010, supported by
rising volumes
15% sequential improvement in
ATOI,
highest since
Q2 2008
Record
Adjusted EBITDA margin rose 3%
sequentially and 10% versus Q2 2010
Days working capital down 2 days sequentially
Progress toward 2013 $1.6 billion incremental
revenue
target,
25 to 30% during 2011
Productivity gains more than offset cost pressures
3    Quarter Outlook
Building and construction market remains weak
Typical seasonal impact from summer plant
slowdowns especially in the Europe region and
commercial transportation market
Share gains through innovation continue across
all market sectors
Productivity improvements to continue
See appendix for reconciliations to GAAP and additional information rd
nd
nd
rd
nd

2
nd
Quarter 2011 Cash Flow Overview
($ Millions)
2Q’10 1Q’11 2Q’11
Net Income $170 $366 $377
DD&A $364 $361 $375
Change in Working Capital ($422) ($646) ($110)
Pension Contributions ($22) ($31) ($72)
Taxes / Other Adjustments $210 ($286) $228
Cash from Operations $300 ($236) $798
Dividends to Shareholders ($31) ($33) ($32)
Change in Debt $35 $101 $30
Distributions to Noncontrolling Interest ($41) ($97) ($90)
Contributions from Noncontrolling Interest $37 $121 $7
Other Financing Activities $3 $33 $-
Cash from Financing Activities $3 $125 ($85)
Capital Expenditures ($213) ($204) ($272)
Other Investing Activities ($33) ($348) ($78)
Cash from Investing Activities ($246) ($552) ($350)
15
2Q’11 FCF
$526 million
$1.3 billion
of cash
Debt-to-Cap
in target
range at
32.6%
DWC better
by 6 Days
from Q2
2010
See appendix for reconciliations to GAAP and additional information

Sustainable Reductions in Days Working Capital

2Q
2009
2Q
2010
2Q
2011
Sustained
historically low
days working
capital
performance
2Q
2009
2Q
2010
2Q
2011
2Q
2009
2Q
2010
2Q
2011
2Q
2009
2Q
2010
2Q
2011
2Q
2009
2Q
2010
2Q
2011
59
50
62
82
49
39
29
47
67
43
29
25
47
68
37
Alumina Primary
Metals
FRP EPS Alcoa

2011 Cash Sustainability Operational Targets and Actual Performance

Sustaining Capital Growth Capital Ma’aden Invest
$400
Debt-to-cap
$ Millions
$197
$ Millions $ Millions %
2010
Actual
2011
Target
2011
YTD
$152
35.0%
34.9%
2010
Actual
2011
Target
2011
YTD
32.6%
$500
$445
2010
Actual
2011
Target
2011
YTD
$158
$1,000
$570
2010
Actual
2011
Target
2011
YTD
$318
Free Cash Flow
$ Millions
$0
$1,246
$86
2010
Actual
2011
Target *
2011
YTD
30.0%
•Target is to be free cash flow positive. See appendix for reconciliations to GAAP and additional information
Meeting Our 2011 Goals

Klaus Kleinfeld Chairman and Chief Executive Officer 18

Market Conditions in 2011 Continue Strong

Alcoa End Markets: Current Assessment of 2011 vs. 2010 Conditions
Source: Alcoa analysis
8%-11%
sales growth
1%-3%
sales growth
5%-8%
sales growth
4%-8%
sales growth
60%-65%
sales growth
26%-31%
sales growth
7%-12%
sales growth
4%-5%
sales growth
15%-20%
sales growth
2%-3%
sales growth
10%-12%
sales growth
9%-12%
sales decline
3%-6%
sales decline
5%-10% build
rate growth
7% sales
growth
0%-3%
sales growth
2%-3%
Sales decline
1%-3%
sales growth

15%
2011 Projected Primary Aluminum Consumption by Region (in mmt)
Russia
Brazil
Asia w/o China
North America
Europe
China
2010 vs. 2011
2011 Estimated Consumption
10%
21%
16% 10%
*Other 17%
44.5
2010 Actual
2011 Forecast
15%
20
2010 Global Demand
Growth Rate:  13%
2011 Global Demand
Growth Rate 12%
vs. 2010
(2011 ex China: 10%)
10%
India
15%
7%
*Other consists of: Middle East, Latin America ex Brazil, and Rest of World including unallocated global increase
14%
End Market Developments Support Strong Demand Growth
6%
1.0
1.1
4% 4%
6%
6%

Inventories Flat Sequentially, but Higher Regional Premiums

$121 /MT
$215 /MT
$187 /MT
Source: Alcoa estimates, LME, SHFE, IAI, Marubeni, Platt’s Metals Week and Metal Bulletin
Global
Inventories
Flat vs. 1Q’11
56 days of
consumption
LME at 38
days
Non-LME at
18 days
Regional  Premiums Continue Upwards Inventories 7 days Lower Year-on-Year

Western
World
Annualized Production (May 2011) 25,515
Restarts and Expanded Capacity 739
Total Supply 26,254
Western World Consumption (25,389)
(Deficit) Surplus 865
China
Annualized Production  (May 2011) 18,144
Restarted and Expanded Capacity 206
Total Supply 18,350
Consumption (19,100)
(Deficit) Surplus (750)
2011 Primary Aluminum Surplus Tightens to 115 kmt
22
China
Western World
Production
Demand
Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI
Production
Demand
2011E Aluminum Supply / Demand Balance (in kmt)
Deficit
Surplus

China: Recent Data Supports our 2011 Forecast
50% reduction
since May-10
Producers are challenged by cost pressures and
inefficiencies
Smelting:
Would add ~55,000 trucks or rail cars/year to
transport material over 2,000km between East
and West
Refining & Mining:
China Visible Stock (kmt) Key Issues for Chinese Production
SHFE Primary Market Dynamics
Jan-10 Jul-10 Jan-11 Jul-09 Jan-09 Jun-11
Jan-10 Jul-10 Jan-11 Jul-09 Jan-09 Jun-11
*15% Export Duty + lost 17% VAT Refund – $90 regional premium **Assumes $120 premium (CIF MJP) for import purchase
– 45% of smelters are in the top quartile of the cost
curve
–
20% use outdated and inefficient technologies
–
35% use power from  the national grid (high cost)
–
New projects / Move to the West
– More than 50% of new projects based on coal-fired
power
– Incoming raw materials and outgoing products to/from
East double logistics costs
–
Increasing congestion on Chinese roads leads to
added delays
– 37% of refineries are in the top quartile of the cost
curve, 78% in the top half
–
40% of refineries import bauxite
– 20 to 30% of bauxite mines recover bauxite from
underground

2011 Global Alumina Balance Remains at Equilibrium

Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI
China Western World
2011 Annualized Production 34,100
Imports from Western World 1,600
Supply 35,700
Demand (35,600)
(Deficit) / Surplus
100
2011 Annualized Production 53,700
Exports to China (1,600)
Supply 52,100
Demand  (52,200)
(Deficit) / Surplus
(100)
Production
Demand
Balanced
2011E Alumina Supply / Demand Balance (in kmt)

Alumina: Improving Performance from Strong Portfolio
25 Source: CRU; Platt’s Index; See appendix for Adjusted EBITDA reconciliations
Adjusted EBITDA  per Metric Ton
–
Driving down the cost curve
– Sao Luis and Juruti consistently performing at high
levels
– Ma’aden Alcoa
Project,
lowest cost refinery online in
2014
–
Sustainable cost advantages
– 20% of our 3
rd
Party SGA Sales now priced on an
alumina-indexed or spot basis
Global Capacity: 18,100 kmt per year
Alumina Index Prices
2015 Cost Curve Targets
75
percentile
Alcoa
end 2015
23
Percentile
Alcoa
end 2010
30
Percentile
Cumulative Production  (000MT)
25th
percentile
50th
percentile
Alumina Cost Curve
10 Yr Average ~ $66/MT
LME Adjusted EBITDA/MT
rd
th
th

2015 Cost Curve Targets
Aluminum: Strong Performance Despite Stiff Headwinds
26 Source: CRU; See appendix for Adjusted EBITDA reconciliations
Aluminum Cost Curve
–
Driving down the cost curve
– Ma’aden Alcoa
Project,
lowest cost smelter
online in 2013
–
Sustainable cost advantages
– Repowered asset base
–
Capturing optimal value from global casthouses
Global Capacity: 4,500 kmt per year
Adjusted EBITDA  per Metric Ton
LME Adjusted EBITDA/MT
10 YR Average ~ $390/MT

27 Potlines Rolling Mill Earth Works Ma’aden Alcoa Project Progresses On Schedule and Budget First Locomotive Rolling Mill Ground Breaking Paste Plant Port

Adjusted EBITDA & Adjusted EBITDA Margin

541 495 479 531 620 536 498 254 224 551 173 193
Adjusted EBITDA $Millions
Adjusted EBITDA % Sales
2011 YTD 3
rd
Party Sales by Market
85%
Utilization
– 32% revenue and 23% Adjusted EBITDA
growth from Q2 2010
– On track to reach 45 - 60% of the 2013
$2.5B revenue growth target in 2011
–
Aero,
Commercial Transportation &
Packaging driving profitable growth
– Growth driven by new regions and
customers
– China and Russia continue to see strong
market growth
Leveraging our strategic asset base
Record Adjusted EBITDA per MT
*Actual results from H1 2011 annualized to full year See appendix for Adjusted EBITDA reconciliations
Total Shipments (mmt) Adjusted EBITDA per MT
Flat Rolled Products: Strong Top- and Bottom-Line Growth

Engineered Products: Continued Growth in Our Margins
Adjusted EBITDA & Adjusted EBITDA Margin

436 287 356 495 536 676 783 922 630 762 229 261
Adjusted EBITDA $Millions
2011 YTD 3
rd
Party Sales by Market
Strong Platform for Profitable Growth Record Adjusted EBITDA Margins
3 Party Sales (US$ billions) Adjusted EBITDA Margin
*Actual results from H1 2011 annualized to full year See appendix for Adjusted EBITDA reconciliations
76%
Utilization
68%
Utilization
rd
– 22% revenue growth from Q2 2010
– On track to reach 2011 potential of 25 - 30% of
$1.6b 2013 revenue growth target
– TransDigm fastener acquisition integration
on track with accretive earnings in 2011
– Product innovations and share gains
accelerate growth

Miracle Metal + Alcoa’s Innovations = Strong Growth for
Alcoa

Aluminum truck wheels are better… Alcoa’s innovations go beyond…
Purchase
Price
Scrap Resale
Value
Fuel Efficiency & Cargo Capacity
Steel
Wheels
Aluminum
Wheels
+3%
Resale Value
Dura-Bright®
Proprietary coating
LvL ONE® Wheels
5% lighter than
aluminum
competitors
Reduced
painting and
cleaning
With a more sustainable footprint.
-25%
Energy Usage
75%
Higher Yields:
Recaptures 3m
pounds of scrap
$21m expansion for
advanced recycling and
casting process in
Barberton, OH
26 month
payback &
210% ROI for
our customers*
*Sample calculation for a long-haul truck with 22.5” wheels, as calculated by Calculighter™
1,350 pounds
saved per
truck/trailer
Before After
Increased
resale value
at end of life

Alcoa Takes Flight with Innovations in Aerospace

Carbon
Fiber
Alcoa
Innovations
1
-10%
Weight Savings
Alcoa solutions are deployed in all of Airbus’ programs
First use of Alcoa’s Al/Li Alloy Plate
Carbon
Fiber
Alcoa
Innovations
1
-30%
Life Cycle Cost Savings
Technology: Re-Defining the Possible Transforming Technology into Orders
Multi-year, ~$1 billion
agreement with Airbus
Leading the discussions on aero structures
2
1 Using Alcoa’s new Al/Li alloys and advanced structural solutions
Costs to manufacture, operate and maintain
2

Giving a Success Story its Due

Meeting our Aggressive Targets
EPS: $1.6b in Revenue Growth by 2013 ($b)
GRP: $2.5b in Revenue Growth by 2013 ($b)
*Excluding impact of restructuring and other special items See appendix for reconciliations to GAAP and additional information
– Aluminum demand
continues to grow at
12%
in 2011, end
markets remain
resilient
– Year-over-year and
sequential profitable
growth in all of our
segments and in
consolidated Alcoa
–
Firm actions to limit
inflationary pressures
in upstream businesses
– Record results in Flat-
Rolled Products and
Engineered Products &
Solutions
– Improving liquidity and
financial positions
Total Revenue (billion)
Income from Continuing Ops*
(million)
27%
11%
2Q’10 1Q’11 2Q’11
162%
15%
$6.6
$364
$317
$139
$5.2
$6.0
$6.3
$4.6
$4.0
$2.6
$8.8
$6.2
$3.4
to
$3.8
$2.4
to
$2.5
2010
2010
2011
YTD
2011
YTD
2013
Target
2013
Target
Q2: Sets a Successful Milestone

That's why … That's why … Alcoa can't wait Alcoa can't wait …for tomorrow …for tomorrow A A

A 34

Roy Harvey Director, Investor Relations A 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information 35

Annual Sensitivity Summary

Currency Annual Net Income Sensitivity
+/- $100/ = +/ - $200 Million
LME Aluminum Annual Net Income Sensitivity
Australian $ +/- $10 million
per 0.01 change in USD / AUD
Brazilian $ +/- $  3 million
per 0.01 change in BRL / USD
Euro € +/- $  2 million
per 0.01 change in USD / EUR
Canadian $ +/- $  4 million
per 0.01 change in CAD / USD
Norwegian Kroner +/- $  6 million
per 0.10 change in NOK / USD

Revenue Change by Market 6% 5% 12% 16% 9% 8% 13% 19% 14% 8% 21% 18% 27% 45% 8% 12% 41% 21% 32% 25% 2Q’11 Third Party Revenue Sequential Change Year-Over-Year Change 37

Reconciliation of ATOI to Consolidated Net (Loss) Income
Attributable to Alcoa

(in millions)
1Q10 2Q10 3Q10 4Q10 2010 1Q11 2Q11
   Total segment ATOI $     306  $     381  $     328  $     409  $  1,424  $     555  $     635
   Unallocated amounts (net of tax):
      Impact of LIFO (14) (3) (2) 3 (16) (24) (27)
      Interest expense (77) (77) (91) (76) (321) (72) (106)
      Noncontrolling interests (22) (34) (48) (34) (138) (58) (55)
      Corporate expense (67) (59) (71) (94) (291) (67) (76)
      Restructuring and other charges (122) (21) 1 8 (134) (6) (22)
      Discontinued operations (7) (1) – – (8) (1) (4)
      Other (198) (50) (56) 42 (262) (19) (23)
   Consolidated net (loss) income attributable to
Alcoa $    (201) $     136 $       61 $     258 $     254 $     308 $     322

Reconciliation of Adjusted Income

(in millions, except per-
share amounts)
Income Diluted EPS
Quarter ended
June 30,
2010
March 31,
2011
June 30,
2011
June 30,
2010
March 31,
2011
June 30,
2011
Net income attributable
to Alcoa
$     136
$     308
$     322
$    0.13
$    0.27
$    0.28
Loss from discontinued
operations
        (1)
        (1)
        (4)
Income from
continuing
operations
attributable to Alcoa
137
309
326
0.13
0.27
0.28
Restructuring and
other charges
20
5
16
Discrete tax items* (16) – –
Other special items**         (2)          3        22
Income from
continuing
operations
attributable to Alcoa
– as adjusted
$     139
$     317
$     364
0.13
0.28
0.32
Income from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”).  There can be no assurances that additional special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Income from continuing operations attributable to Alcoa determined under GAAP as well as Income from continuing operations attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
for the quarter ended June 30, 2010, a benefit for a change in a Canadian provincial tax law permitting tax returns to be filed in U.S. dollars ($24), a charge based on settlement discussions of several matters with international taxing authorities ($18), and a benefit for the recovery of a portion of the unfavorable impact included in the quarter ended March 31, 2010 related to unbenefitted losses in Russia, China, and Italy ($10).

** Other special items include the following:
for the quarter ended June 30, 2011, a net charge comprised of expenses for the early repayment of Notes set to mature in 2013 due to the premiums paid under the tender offers and call option and gains from the termination of related “in-the-money” interest rate swaps ($32) and favorable mark-to-market changes in certain power derivative contracts ($10);
for the quarter ended March 31, 2011, costs related to acquisitions of the aerospace fastener business of TransDigm Group Inc. and full ownership of carbothermic smelting technology from ORKLA ASA ($8) and favorable mark-to-market changes in certain power derivative contracts ($5); and
for the quarter ended June 30, 2010, favorable mark-to-market changes in derivative contracts ($22), a charge for costs associated with the potential strike and successful execution of a new agreement with the United Steelworkers ($13), and a charge related to an unfavorable decision in Alcoa’s lawsuit against Luminant related to the Rockdale, TX facility ($7).
•
•
•
•

Reconciliation of Free Cash Flow

(in millions)
Quarter ended
Year ended
Six months
ended
June 30,
2011
December 31,
2010
June 30,
2011
Cash provided from
operations
$    798 $ 2,261 $    562
Capital expenditures     (272) (1,015)     (476)
Free cash flow $    526 $ 1,246 $      86
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

Reconciliation of Alcoa Adjusted EBITDA

($ in millions) 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2Q10 1Q11 2Q11
Net income (loss)
attributable to
Alcoa $     908 $     420 $     938 $  1,310 $  1,233 $  2,248 $  2,564 $      (74) $ (1,151) $     254 $     136 $     308 $     322
Add:
Net income
attributable to
noncontrolling
interests 205 181 212 233 259 436 365 221 61 138 34 58 55
Cumulative effect
of accounting
changes – (34) 47 – 2 – – – – – – – –
Loss (income)
from discontinued
operations 5 101 – 27 50 (22) 250 303 166 8 1 1 4
Provision (benefit)
for income taxes 524 307 367 546 464 853 1,623 342 (574) 148 57 138 136
Other (income)
expenses, net (295) (175) (278) (266) (478) (236) (1,920) (59) (161) 5 (16) (28) (50)
Interest expense 371 350 314 271 339 384 401 407 470 494 119 111 163
Restructuring and
other charges 530 398 (28) (29) 266 507 268 939 237 207 30 6 34
Provision for
depreciation,
depletion, and
amortization 1,144 1,037 1,110 1,142 1,227 1,252 1,244 1,234 1,311 1,450 363 361 375
Adjusted EBITDA $  3,392 $  2,585 $  2,682 $  3,234 $  3,362 $  5,422 $  4,795 $  3,313 $     359 $  2,704 $     724 $     955 $  1,039
Sales $19,906 $17,691 $18,879 $21,370 $24,149 $28 ,950 $29,280 $26,901 $18,439 $21,013 $  5,187 $  5,958 $  6,585
Adjusted EBITDA
Margin 17% 15% 14% 15% 14% 19% 16% 12% 2% 13% 14% 16% 16%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted
EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Alumina Adjusted EBITDA

($ in millions, except per
metric ton amounts)
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2Q10 1Q11 2Q11
After-tax operating
income (ATOI)
$     471
$     315
$     415
$     632
$     682
$  1,050
$     956
$     727
$     112
$     301
$       94
$     142
$     186
Add:
Depreciation, depletion,
and amortization
144
139
147
153
172
192
267
268
292
406
107
103
112
Equity (income)
loss
(1)
(1)
–
(1)
–
2
(1)
(7)
(8)
(10)
(4)
(3)
(22)
Income taxes       184       130       161       240       246       428       340       277        (22)        60        41        44        60
Other        (17)        (14)        (55)        (46)          (8)          (6)           2        (26)        (92)          (5)          (2)           –          (1)
Adjusted EBITDA $     781 $     569 $     668 $     978 $  1,092 $  1,666 $  1,564 $  1,239 $     282 $     752 $     236 $     286 $     335
Production (thousand
metric tons) (kmt)
12,527
13,027
13,841
14,343
14,598
15,128
15,084
15,256
14,265
15,922
3,890
4,024
4,144
Adjusted
EBITDA/Production ($
per metric ton)
$       62
$       44
$       48

$       68

$       75

$     110
$     104

$       81

$       20

$       47

$       61

$       71

$       81
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because
Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Primary Metals Adjusted EBITDA

($ in millions, except
per metric ton
amounts)
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2Q10 1Q11 2Q11
After-tax operating
income (ATOI)
$     905
$     650
$     657
$     808
$     822
$  1,760
$  1,445
$     931
$    (612)
$     488
$     109
$     202
$     201
Add:
Depreciation,
depletion, and
amortization
327
300
310
326
368
395
410
503
560
571
142
141
142
Equity (income) loss (52) (44) (55) (58) 12 (82) (57) (2) 26 (1) (1) (1) 1
Income taxes       434       266       256       314       307       726       542       172      (365)         96         –         53         55
Other          (8)        (47)         12         20        (96)        (13)        (27)        (32)      (176)          (7)           –           1           –
Adjusted EBITDA $  1,606 $  1,125 $  1,180 $  1,410 $  1,413 $  2,786 $  2,313 $  1,572 $    (567) $  1,147 $     250 $     396 $     399
Production
(thousand metric
tons) (kmt)
3,488
3,500
3,508
3,376
3,554
3,552
3,693
4,007
3,564
3,586
893
904
945
Adjusted
EBITDA/Production
($ per metric ton)

$     460

$     321

$     336

$     418

$     398

$     784

$     626

$     392

$    (159)

$     320

$     280

$     438

$     422
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Flat-Rolled Products Adjusted EBITDA

($ in millions,
except per metric
ton amounts)
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2Q10 1Q11 2Q11 2011
Annualized
After-tax operating
income (ATOI)
$     253
$     225
$     222
$     254
$     278
$     233
$     178
$        (3)
$      (49)
$     220
$       71
$       81
$       99
$     360
Add:
Depreciation,
depletion, and
amortization
167
184
190
200
220
223
227
216
227
238
57
58
60
236
Equity loss 2 4 1 1 – 2 – – – – – – – –
Income taxes       124         90         71         75       121         58         92         35         48         92         28         33         35         136
Other          (5)          (8)          (5)           1           1         20           1           6          (2)           1           1           1          (1)           –
Adjusted EBITDA $     541 $     495 $     479 $     531 $     620 $      536 $     498 $     254 $     224 $     551 $     157 $     173 $     193 $     732
Total sales
$  4,868
$  4,571
$  4,768
$  6,042
$  7,081
$  8,610
$  9,597
$  9,184
$  6,182
$  6,457
$  1,614
$  1,961
$  2,147
Adjusted EBITDA
Margin

11%

  11%

10%

9%

9%

6%

5%

3%

4%

9%

10%

9%

9%
Total shipments
(thousand metric
tons) (kmt)
  2,376
  2,482
  2,361
  1,888
  1,755
  435
  470
  491
  1,922
Adjusted
EBITDA/Total
shipments ($ per
metric ton)

$     226

$     201

$     108

$     119

$     314

$     361

$     368

$     393

$     381
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Engineered Products and Solutions
Adjusted EBITDA

($ in millions) 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2Q10 1Q11 2Q11 2011
Annualized
After-tax
operating income
(ATOI)
$     189
$       63
$     124
$     156
$     271
$     365
$     435
$     533
$     315
$     415
$     107
$     130
$     149
$     558
Add:
Depreciation,
depletion, and
amortization
186
150
166
168
160
152
163
165
177
154
38
38
41
158
Equity loss
(income)
–
–
–
–
–
6
–
–
(2)
(2)
–
(1)
–
(2)
Income taxes         61         39         55         65       116       155       192       222       139         195         48         62         72         268
Other          –         35         11       106        (11)          (2)          (7)           2           1           –           –           –          (1)          (2)
Adjusted EBITDA $     436 $     287 $     356 $     495 $     536 $      676 $     783 $     922 $     630 $     762 $     193 $     229 $     261 $     980
Total sales
$  4,141
$  3,492
$  3,905
$  4,283
$  4,773
$  5,428
$  5,834
$  6,199
$  4,689
$  4,584
$  1,122
$  1,247
$  1,370
$  5,234
Adjusted EBITDA
Margin

11%

8%

9%

12%

11%

12%

13%

15%

13%

17%

17%

18%

19%

19%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.
The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted
EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Alcoa Net Debt

(in millions)
Quarter ended
March 31,
2011
June 30,
2011
Short-term borrowings $    221 $      65
Long-term debt due within
one year

572

510
Long-term debt, less amount
due within one year

  8,501

  8,773
Total debt   9,294   9,348
Less: Cash and cash
equivalents
     887
  1,260
Net debt $ 8,407 $ 8,088
Net debt is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.